                                                                    EXHIBIT 10.7

                              ADOBE CONFIDENTIAL



                          THIRD PARTY DEVELOPMENT AND
                               LICENSE AGREEMENT


                        Dated as of September 18,  1992
                                    ------------

                                    BETWEEN

                            PEERLESS SYSTEMS CORP.

                                      AND

                          ADOBE SYSTEMS INCORPORATED

                               TABLE OF CONTENTS

Description                                                              Page
- -----------                                                              ----

RECITALS                                                                   1

1.  DEFINITIONS                                                            1
    1.1   Adobe-Designed Hardware                                          1
    1.2   Adobe OEM License Agreement                                      1
    1.3   Adobe Screening Test Suite                                       1
    1.4   Adobe Software                                                   1
    1.5   Adobe Support Information                                        1
    1.6   Adobe Trademarks                                                 2
    1.7   Confidentiality Agreement                                        2
    1.8   Development Site                                                 2
    1.9   Documentation                                                    2
    1.10  Documentation Addendum                                           2
    1.11  End User                                                         2
    1.12  First Commercial Shipment                                        2
    1.13  Font Programs                                                    2
    1.14  Licensed System                                                  2
    1.15  OEM Customer                                                     3
    1.16  OEM Customer Hardware Product                                    3
    1.17  Other Adobe Software                                             3
    1.18  Peerless Development Agreement                                   3
    1.19  Peerless Modifications                                           3
    1.20  PPD File                                                         3
    1.21  Reference Port                                                   3
    1.22  Revised Adobe Software                                           4
    1.23  Typeface                                                         4
    1.24  Update                                                           4
2.  LICENSE GRANTS                                                         4
    2.1   License to Use Reference Port Support Source and
            Adobe Support Information                                      4
    2.2   Limitations on License to Peerless                               4
    2.3   No Other Rights                                                  5
    2.4   License Grant to Adobe to Use Peerless Support
            Modifications and PPD Files                                    5
    2.5   Similar Products                                                 5
3.  DEVELOPMENT, DELIVERY. AND TESTING                                     5
    3.1   Adobe Deliverables and Reference Systems                         5
    3.2   Peerless Development                                             6
    3.3   Adobe Training                                                   6
    3.4   Peerless Deliverables                                            6
    3.5   Technical Coordinators                                           7
    3.6   Testing                                                          7
4.  PROPRIETARY RIGHTS; CONFIDENTIALITY                                    7
    4.1   Ownership                                                        7
    4.2   Confidentiality; Security                                        7
    4.3   Peerless Confidential Information                                7
5.  LICENSE TO USE TRADEMARKS                                              7
6.  PAYMENTS                                                               7


Description                                                              Page
- -----------                                                              ----

    6.1   Source License Fees                                              7
    6.2   Royalty Payments                                                 8
    6.3   Reference Port Update Fees                                       8
    6.4   Per Copy License Fees for Use of Third Party Software            8
    6.5   Taxes                                                            8
7.  PERFORMANCE WARRANTY                                                   8
    7.1   Reference Port Warranties                                        8
    7.2   Update Warranties                                                9
    7.3   Other Adobe Software Warranties                                  9
    7.4   Limitations on Warranties                                        9
    7.5   Peerless Warranty                                                9
8.  PROPRIETARY RIGHTS INDEMNITY                                          10
    8.1   By Adobe                                                        10
    8.2   By Peerless                                                     10
9.  TERM AND CANCELLATION                                                 10
    9.1   Term                                                            10
    9.2   Cancellation by Adobe for Cause                                 10
    9.3   Cancellation by Peerless for Cause                              11
    9.4   Bankruptcy                                                      11
    9.5   Obligations on Cancellation, Termination, or Expiration         11
10. LIMITATION OF LIABILITY                                               11
    10.1  Adobe                                                           11
    10.2  Peerless                                                        11
11. GENERAL                                                               12
    11.1  Governing Law                                                   12
    11.2  Attorneys' Fees                                                 12
    11.3  Forum                                                           12
    11.4  Notices                                                         12
    11.5  Injunctive Relief                                               12
    11.6  No Agency                                                       12
    11.7  Force Majeure                                                   12
    11.8  Waiver                                                          13
    11.9  Severability                                                    13
    11.10 Headings                                                        13
    11.11 No Patent License                                               13
    11.12 Assignment                                                      13
    11.13 Export                                                          13
    11.14 Full Power                                                      13
    11.15 Confidential Agreement                                          14
    11.16 Counterparts                                                    14
    11.17 Entire Agreement                                                14

                                    EXHIBITS
                                    --------

Description                                   Exhibit        Paragraph References
- -----------                                   -------     ------------------------------
Description of Adobe Software                   A         1.4, 1.4.1, 1.9

Adobe Trademarks                                B         1.6

Confidentiality Agreements                      C         1.7, Exhibit K, Exhibit L

Development Site                                D         1.8, Exhibit L

Restricted OEM Customers                        E         1.15.1, 22.5

Training and Support                            F         1.24, 3.2, 3.3, 6.3, 7.1, 7.2,
                                                          7.3, 7.5

Sample Format for Reference Port  Appendix      G         3.1.1

Test Procedures                                 H         3.4.1, 3.4.2, 3.4.3, 3.6,
                                                          Exhibit F, Exhibit K

Adobe Deliverables                              I         3.1.1, 6.4

Minimum Terms of Peerless Development           J         3.2
Agreement

Secure Procedures for Handling Adobe            K         4.2, Exhibit L
Confidential Information

Additional Secure Procedures for Handling       L         4.2, Exhibit K
Adobe Restricted Information

Royalty Payments                                M         6.2, Exhibit E

Additional Provisions Regarding Use of          N         5
Trademarks

                          THIRD PARTY DEVELOPMENT AND
                               LICENSE AGREEMENT


     THIS AGREEMENT is between ADOBE SYSTEMS INCORPORATED, a California corporation having its principal place of business at 1585 Charleston Road, PO Box 7900, Mountain View, California 94039-7900 ("Adobe"), and PEERLESS SYSTEMS CORP., a California corporation having its principal place of business at 2629 Manhattan Beach Blvd., Redondo Beach, California 90278 ("Peerless"). This Agreement is effective as of September 18, 1992 (the "Effective Date").

                                   RECITALS:

A. Adobe owns certain computer programs which are useful in controlling raster devices including, but not limited to, CRT displays, dot-matrix printers, and laser printers, known collectively as the PostScript software.

B. Peerless provides printing and imaging technologies and products that enhance the development, output and performance of printer products. Peerless currently licenses the Peerless Page Imaging Operating System, a platform upon which Peerless provides industry-standard language (including the PostScript language) and networking product.

C. Adobe and Peerless desire that Peerless provide certain porting and support services to Adobe's OEM Customers and that Adobe license portions of the PostScript software (in source code form as defined below) to Peerless so that Peerless may provide such porting and support services.


                                   AGREEMENT:

1.  DEFINITIONS. Capitalized terms shall have the meaning set forth below.
    -----------


     1.1 "Adobe-Designed Hardware" means the specific device including, but not
         -------------------------
limited to, a controller, which executes or operates with the Revised Object, if such device is based on a design which Adobe provides to an OEM Customer pursuant to a Licensed System appendix.

     1.2 "Adobe OEM License Agreement" means an agreement pursuant to which
         -----------------------------
Adobe licenses to an OEM Customer the right to use and distribute the object code version of the PostScript software.

     1.3 "Adobe Screening Test Suite" means the test programs, procedures and
         ----------------------------
accompanying documentation developed by Adobe, and subject to change by Adobe in its sole discretion, to be used by Peerless to test implementations of Licensed Systems and Revised Object for conformity to the Documentation.

     1.4 "Adobe Software" means (a) the unmodified computer programs, both in
         ----------------
source and object code form, and compilations thereof, as described in item (1) of Exhibit A (Description of
   ---------

Adobe Software) provided by Adobe to Peerless and (b) any changes to the Adobe Software which Adobe may supply to Peerless.

          1.4.1   "Adobe Source" means the source code of the Adobe Software and
                   ------------
any corresponding source documentation described in item (2) of Exhibit A
                                                                ---------
(Description of Adobe Software).

          1.4.2   "Adobe Object" means all of the object code of the
                   ------------
Adobe Software.

     1.5 "Adobe Support Information" means any (a) Adobe Software, Font
         ---------------------------
Programs, design packages for Adobe-Designed Hardware. Documentation, Adobe Screening Test Suite and other documentation and computer recorded data related to any of the above, and (b) Other Adobe Software, which Adobe may supply to Peerless; provided, that the Adobe Support Information shall not include any Peerless Modifications made pursuant to the licenses granted herein.

     1.6 "Adobe Trademarks" means (a) the trademarks, stylistic marks and
         ------------------
distinctive logotypes set forth in Exhibit B (Adobe Trademarks) and (b) other
                                   ---------
marks and logotypes as Adobe may from time to time designate during the course of this Agreement.

     1.7 "Confidentiality Agreement" means individually and collectively the
         ---------------------------
agreements in writing. substantially in the form attached as Exhibit C-1
                                                             -----------
(Employee Nondisclosure Agreement), Exhibit C-2 (Contractor Agreement) and
                                    -----------
Exhibit C-3 (Notice Regarding Confidentiality).
- -----------

     1.8 "Development Site" means a site specified in Exhibit D (Development
         ------------------                           ---------
Site) at which Peerless may use the Adobe Support Information and Adobe
Software.

     1.9  "Documentation" means the documentation described in item (3) of
           -------------
Exhibit A (Description of Adobe Software).
- ------- -

     1.10 "Documentation Addendum" means a supplement to the Documentation for
          ------------------------
each Licensed System to be written by Peerless from the republisher information provided by Adobe, with technical content approved by Adobe, that describes the features specific to a Licensed System and the means of accessing those features via the Postscript language.

     1.11 "End User" means a third party using a Licensed System for its
          ----------
ordinary and customary business or personal purposes, but not for redistribution or resale.

     1.12 "First Commercial Shipment" as to each Licensed System appendix means
          ---------------------------
(a) an OEM Customer's first internal use of a Licensed System described in a Licensed System appendix other than for development or testing, or (b) shipment of such Licensed System to a third party, whichever occurs first.

     1.13 "Font Programs" means the digitally encoded, machine readable outline
          ---------------
programs and screen fonts, if any, for the Typefaces identified as Initial Installation Font Programs, Additional Font Programs (if any) and Other Font Programs (if any) encoded in a special format. "Font Programs" does not include any font programs which Adobe is not entitled to license to Adobe's OEM Customers.

                    1.13.1  "Initial Installation Font Programs" means the Font
                             ----------------------------------
Programs for Typefaces specified as Initial Installation Font Programs in a Reference Port appendix or Licensed System appendix, and bundled as a part of a Licensed System.

                    1.13.2  "Additional Font Programs" means the Font Programs
                             ------------------------
for any Typefaces specified as Additional Font Programs in a Reference Port appendix or Licensed System appendix, and bundled as a part of a Licensed System.

                    1.13.3  "Other Font Programs" means the Font Programs (which
                             -------------------
may include, but are not limited to, Font Programs for Japanese Typefaces) for Roman or non-Roman Typefaces which are specified in a Reference Port appendix or Licensed System appendix, and bundled as a part of a Licensed System, or other Font Program that Adobe may make available from time to time.

     1.14 "Licensed System" means the collective term for a final product
          ------------------
composed of Revised Object, Other Adobe Software (if any), Adobe-Designed Hardware (if any), the OEM Customer Hardware Product(s) and any Font Programs bundled as a single commercial product and described in a Licensed System appendix.

               1.14.1  "Licensed System appendix" means any Licensed System
                        -------------------------
appendix to an Adobe OEM License Agreement.

     1.15 "OEM Customer" means a party to whom Adobe has licensed the right to
          --------------
use and distribute the object code version of the Postscript software in accordance with the terms and conditions of an Adobe OEM License Agreement.

               1.15.1 "Restricted OEM Customer" means an OEM Customer listed on Exhibit E (Restricted OEM Customers). Adobe may in its sole discretion, add,
- ---------
delete or otherwise change this list upon thirty (30) days prior written notice to Peerless, provided that (i) Adobe may not add the name of a company that Peerless "introduces" (as defined below) to Adobe prior to the execution of an Adobe OEM License Agreement between Adobe and such company and (ii) the designation of an OEM Customer as "Restricted" after the date of this Agreement shall only apply to Licensed Systems of such OEM Customer developed after the date of the addition of such OEM Customer to the list. For purposes of this Paragraph 1.15.1, the term, "introduces," means to refer in writing
- ----------------
individuals authorized to negotiate an Adobe OEM License Agreement.

     1.16 "OEM Customer Hardware Product" means a device consisting of a marking
          -------------------------------
engine or other output device and OEM Customer-supplied controller or Postscript language interpretation device (if any) manufactured by or for OEM Customer and distributed by OEM Customer, which executes or operates with the Revised Object and which is described in a particular Licensed System appendix.

     1.17 "Other Adobe Software" means (a) the software both in source and/or
          ----------------------
object code form, and associated documentation, identified in a Reference Port appendix, other than the Adobe Software, which Adobe provides to Peerless for use only in conjunction with the Adobe Software as part of a Licensed System, and (b) any changes to the Other Adobe Software which may be supplied by Adobe to Peerless.

     1.18 "Peerless Development Agreement" means a Development Agreement entered
          --------------------------------
into between Peerless and an OEM Customer regarding the development of Revised Object by Peerless for the benefit of the OEM Customer.

     1.19 "Peerless Modifications" means all modifications or additions made by
          ------------------------
Peerless to the Adobe Source in creating Revised Adobe Software pursuant to this Agreement.

     1.20 "PPD File" means a human readable, machine parseable, Postscript
          ----------
printer description file containing device-specific information as to how to invoke the features of a particular Licensed System, as described in the Postscript Printer Description File Specification (which specification is available from Adobe and subject to change by Adobe, in its sole discretion, from time to time).

     1.21 "Reference Port" means a release of the Adobe Software, consisting of
          ----------------
source code and object code modules as defined in a Reference Port appendix. ported to a controller platform and printer engine specified by Adobe, from which Peerless develops Revised Object. A "Reference Port" refers to the Reference Port Support Source and the object code version thereof, the Unmodified Core and any Update to a Reference Port described in Exhibit F
                                                                ---------
(Training and Support), which is provided to Peerless pursuant to this Agreement.

                    1.21.1  "Reference Port Support Source" means those portions
                             -----------------------------
of the source code version of the Reference Port, supplied to Peerless on agreed-upon media, as more specifically described in a Reference Port appendix with the character "S" designating Adobe Source or some other form of designation, which may be modified to adapt the Reference Port for use as part of Licensed Systems.

                    1.21.2  "Unmodified Core" means those portions of the
                             ---------------
Reference Port, as more specifically described in a Reference Port appendix with the character "C" designating Unmodified Core or some other form of designation, supplied to Peerless on agreed-upon media in binary object or linkable object code form only, as determined by Adobe.

                    1.21.3  "Reference Port appendix" means any Reference Port
                             -----------------------
appendix added to this Agreement in a form similar to Exhibit G (Sample Format
                                                      ---------
for Reference Port Appendix) hereto, pursuant to which Peerless is permitted to use Reference Port Support Source to create Revised Object for use with a Licensed System described in a Licensed System appendix.

                    1.21.4  "Reference System" means a compiled Reference Port,
                            ------------------
together with the controller and printer engine that the Reference Port supports, which is Identified in a Reference Port appendix.

     1.22 "Revised Adobe Software" means collectively, the Revised Support
          ------------------------
Software and Unmodified Core which is intended to be implemented for use as part of a Licensed System. All versions of the Revised Adobe Software shall be deemed to be derivative works based upon the Adobe Software and shall be subject to all provisions of this Agreement applicable to the Adobe Software.

                    1.22.1  "Revised Support Software" means the versions of any
                             ------- ------- --------
portions of Reference Port Support Source that are modified, adapted or translated by Peerless. "Revised Support Source" means the human readable source code version of the Revised Support

Software. "Revised Support Object" means the machine readable object code version of the Revised Support Software.

                    1.22.2  "Revised Object" means the machine readable object
                             ------- ------
code version of the Revised Adobe Software.

     1.23 "Typeface" means a human readable set of character stylings, including
          ----------
letters of the alphabet, upper and/or lower case, the numerals 0-9 and additional special characters and punctuation marks as may be offered by Adobe in conjunction with such letters and numerals of one typeface design and identified in a Reference Port appendix or Licensed System appendix. Each weight or version of a single typeface design (such as Roman or Italic or in an expanded or condensed form) marketed by Adobe as a separate typeface will be considered a separate Typeface.

     1.24 "Update" means update versions of a Reference Port, in source code
          --------
form for Reference Port Support Source and in object code for Unmodified Core, which include all changes, alterations, corrections and enhancements to such Reference Port which Adobe makes generally available to Adobe Source licensees receiving Adobe Support (as defined in Exhibit F (Training and Support)) for
                                       ---------
that particular Reference Port.

2.  LICENSE GRANTS.
    --------------

     2.1 License to Use Reference Port Support Source and Adobe Support
         --------------------------------------------------------------
Information. Subject to Peerless' compliance with the terms of this Agreement,
- ------------
Adobe hereby grants to Peerless a non-exclusive, non-transferable license to use each version of the Reference Port Support Source and Adobe Support Information solely at the Development Site for the sole purpose of designing, developing, adapting, testing and maintaining Revised Support Software which is (a) implemented as part of present or future Licensed Systems set forth in Licensed System appendices and (b) is in conformance with the specifications set forth in the Documentation.

     2.2 Limitations on License to Peerless.
         -----------------------------------

                    2.2.1  No Right to Sublicense. Peerless shall have no right
                           ----------------------
to sublicense any rights under this Agreement to a third party, including any rights to use Adobe Source. In addition, Peerless shall have no right to grant a license to use or to grant any distribution rights to Revised Adobe Software or Revised Object.

                    2.2.2  Changes to the Adobe Software. (a) In view of the
                           -----------------------------
desire of Peerless and Adobe to establish and maintain an industry standard PostScript interpreter, Peerless shall not make, without the express written permission of Adobe, any changes or add-ons to, enhancements in, or deletions from, the Adobe Software (including Reference Port Support Source), if such changes or enhancements would in any way (i) change the PostScript language imaging model, syntax" semantics, or functionality of the Postscript language, or (ii) change or disable use of Adobe's Type 1 font rendering code. Peerless agrees not to distribute to third parties any version of the Revised Object containing any symbol table information with respect to external variables or procedure entry points.

                    2.2.3  Peerless Modifications. Peerless shall own the
                           ----------------------
copyrights and patents in all of the Peerless Modifications, provided that any Revised Object containing Peerless

Modifications shall be subject to the terms and conditions of this Agreement. Peerless grants to Adobe a license to authorize its OEM Customers to use and distribute Peerless Modifications embodied in Revised Object.

                    2.2.4  No Other Font Rendering Code. Peerless agrees that
                           -----------------------------
the PostScript component of the Revised Object will contain font rendering rasterizers that only Adobe may provide, and at a minimum the Revised Object will contain the Initial Installation Font Programs, as specified in a Licensed System appendix.

                    2.2.5  Marketing Coordination. In the event Peerless intends
                           ----------------------
to engage in business discussions with a Restricted OEM Customer with respect to Adobe Postscript software products, Peerless will advise Adobe that it plans to engage in such discussions, and Peerless and Adobe will work together to coordinate their sales efforts to such OEM Customer including joint sales calls.

     2.3 No Other Rights. Peerless specifically acknowledges that, other than as
         ----------------
expressly set forth in Paragraph 2.1 (License to Use Reference Port Support Source and Adobe Support Information) above, no rights to the Reference Port Support Source versions are granted to it. Peerless agrees that It will not attempt to reverse engineer the Font Programs or any portions of the Unmodified Core or any portion of the Adobe Support Information provided to Peerless solely in object code form during the term of this Agreement or thereafter.

     2.4 License Grant to Adobe to Use Peerless Support Modifications and PPD
         --------------------------------------------------------------------
         Files.
         ------

                    2.4.1  License to Revised Support Source. Peerless shall
                           ---------------------------------
make best efforts to provide to Adobe those portions of the Revised Support Source which have been modified by Peerless to correct errors found in the Reference Port Support Source supplied to Peerless by Adobe hereunder. Peerless may, in its sole discretion, provide to Adobe any other Revised Support Source. If, at any time, Peerless provides a Documentation Addendum, Revised Support Source or any Peerless-revised source code derived from access to Adobe Support Information to Adobe, except as provided in Paragraph 4.3 ("Peerless
                                            -------------
Confidential Information"), Peerless shall be deemed to have granted to Adobe a perpetual, worldwide, royalty-free, fully paid-up license to use, modify, reproduce and distribute such Documentation Addendum, source code, and any object code versions thereof, and the right to sublicense all such licensed rights through multiple tiers of distribution.

                    2.4.2  PPD File License. Peerless hereby grants to Adobe a
                           ----------------
perpetual, worldwide, royalty-free, fully paid-up license to use, modify, reproduce and distribute any PPD Files and updates thereto which Peerless creates, and the right to sublicense all such licensed rights through multiple tiers of distribution.

     2.5 Similar Products. Peerless acknowledges that Adobe develops and
         ----------------
acquires software related to the Postscript language; that existing or planned software independently developed or acquired by Adobe may contain ideas and concepts similar or identical to those in the Peerless Modifications; and that, over time, Adobe's employees may gain certain familiarity with the general concepts and ideas in the Peerless Modifications. Therefore, Peerless agrees that except for restrictions imposed on Adobe in Paragraph 4.3 ("Peerless
                                                 -------------
Confidential Information") below for Peerless confidential information accepted by Adobe, Adobe shall not be precluded from developing or acquiring software or other products containing such ideas and concepts for any purpose, without obligation to Peerless. Notwithstanding the foregoing,

Adobe shall not have the right to decompile, disassemble, or reverse engineer the Peerless Modifications.

3. DEVELOPMENT, DELIVERY, AND TESTING.
   -----------------------------------

     3.1   Adobe Deliverables and Reference Systems.
           -----------------------------------------

                    3.1.1  Adobe Deliverables. Upon execution of this Agreement
                           ------------------
and upon a mutually agreeable schedule, Adobe will provide Peerless with the Adobe Deliverables set forth in Exhibit I (Adobe Deliverables). Upon agreement
                                ---------
of both parties, and as described in Reference Port appendices to be added to this Agreement in a form similar to Exhibit G (Sample Format for Reference Port
                                    ---------
Appendix), Adobe will supply Peerless with additional deliveries of Reference Port(s) and accompanying Adobe Deliverables.

                    3.1.2  Reference System(s). Each Reference Port delivered to
                           -------------------
Peerless hereunder, when compiled, will execute only as part of the appropriate Reference System, as identified in the applicable Reference Port appendix. Adobe will supply the Reference Port and accompanying Adobe Deliverables. Peerless will also use the Reference System to validate the functionality of the Licensed System under development by Peerless by comparing the operation of the Licensed System with that of the Reference System.

     3.2 Peerless Development. It is intended that Peerless and an OEM Customer
         ---------------------
will enter into a Peerless Development Agreement providing the terms and conditions of the development by Peerless of Revised Object for the benefit of the OEM Customer and shall contain the minimum terms set forth in Exhibit J
                                                                  ---------
(Minimum Terms of Peerless Development Agreement). Adobe shall prepare the relevant Licensed System appendix with information and advice from Peerless and OEM Customer. In accordance with the peerless Development Agreement, Peerless shall then be responsible for modifying the Reference Port Support Source to create the Revised Support Source, to the extent permitted by Paragraph 2.1
                                                              -------------
("License To Use Reference Port Support Source and Adobe Support Information") above; compiling and linking the foregoing to produce the Revised Object fully adapted to Licensed Systems, suitable for distribution to End Users and adhering to Adobe's standards for quality and functionality; and promptly merging with the Revised Support Source any Updates which it receives as a result of its decision to purchase support services as described in Exhibit F (Training and
                                                      ---------
Support). Peerless may elect not to merge any such Update into the Revised Support Source for a Licensed System that is undergoing development at the time of delivery of such Update, provided Adobe is consulted and consents to the decision to continue the development effort without including the Update. Adobe hereby consents to the delivery by Peerless of interim versions of the Revised Object and the Golden Master copy of the Revised Object to the OEM Customer in accordance with the Licensed System appendix. Adobe shall have no responsibility in connection with any such modifications, including the development and bundling of the PPD Files with each Licensed System, except as expressly provided in a Reference Port appendix.

     3.3 Adobe Training. Adobe agrees to provide the training and technical
         --------------
assistance described in Exhibit F (Training and Support) or in any Reference
                        ---------
Port appendix.

     3.4   Peerless Deliverables.
           ---------------------

                         3.4.1  Revised Adobe Software. Peerless will promptly
                                ----------------------
provide Adobe with two (2) copies of the machine readable version of the Revised Object and any updated versions thereof in a timely manner as the updated versions become available, and at Peerless' sole option, with two (2) copies of the Revised Support Source (collectively, the "Peerless Deliverables") for evaluation and testing in accordance with Exhibit H (Test Procedures).
                                          ---------

                         3.4.2  Loaned Equipment. Peerless shall loan Adobe all
                                ----------------
necessary equipment as specified in the applicable Licensed System appendix in order to permit Adobe to conduct adequate and thorough testing of such Peerless Deliverables in accordance with Exhibit H (Test Procedures).
                                ---------

                         3.4.3  PPD File. Peerless shall also create and deliver
                                --------
to Adobe two (2) master copies of the PPD File for each Licensed System at the time Peerless provides the Revised Object to Adobe for testing pursuant to Exhibit H (Test Procedures) and any updated version thereof in a timely manner
- ---------
following the availability of any updated version.

                         3.4.4  Documentation Addendum. Peerless will provide
                                ----------------------
Adobe with a draft version of a Documentation Addendum for each Licensed System and any updated versions in a timely manner following the availability of any updated version. The contents of the Documentation Addendum and any updated versions shall be reviewed and approved by Adobe for compliance with Adobe's PostScript language standards before the Documentation Addendum is distributed with a Licensed System. Peerless shall provide to OEM Customers a master copy of the corresponding Documentation Addendum.

     3.5 Technical Coordinators. Peerless and Adobe agree to designate a
         -----------------------
technically qualified person (each, a Technical Coordinator) for each Reference Port in each Reference Port appendix to serve as the primary contact for information requests by the other party who, when so requested by the other party hereto, shall use his or her best efforts to respond promptly after receipt of such request.

     3.6 Testing. Prior to the anticipated First Commercial Shipment of Revised
         -------
Object by an OEM Customer, testing will be conducted in accordance with Exhibit
                                                                        -------
H (Test Procedures). Upon successful completion of acceptance testing pursuant
- -
to Exhibit H Test Procedures), an OEM Customer shall have the right to
   ---------
distribute the Revised Object in accordance with the terms of the Adobe OEM License Agreement.

4.  PROPRIETARY RIGHTS; CONFIDENTIALITY.
    -----------------------------------

     4.1 Ownership. Adobe and its suppliers are the sole and exclusive owners of
         ----------
all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets and other intellectual property rights to the Adobe Support Information. Except for the rights expressly enumerated herein, Peerless is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Support Information.

     4.2 Confidentiality; Security. Peerless agrees to protect the Adobe Support
         -------------------------
Information in accordance with Exhibit K (Secure Procedures for Handling Adobe
                               ---------
Support Information) and Exhibit L (Additional Secure Procedures for Handling
                         ---------
Adobe Restricted Information).

     4.3 Peerless Confidential Information. For the purpose of obtaining
         ---------------------------------
consulting or technical assistance from Adobe during the course of development of a Licensed System, Peerless may desire to provide to Adobe, without granting the license to Adobe described in Paragraph 2.4.1 ("License to Revised Support
                                  ---------------
Source") above, portions of source code that Peerless reasonably believes contains Peerless confidential information and does not constitute revisions of source code provided by Adobe to Peerless ("Peerless Independent Materials"). Adobe shall receive such Peerless Independent Materials (i) without receiving the license described above as to the Peerless Independent Materials and (ii) under confidentiality restrictions as long as Peerless notifies Adobe in writing in advance of such planned delivery to Adobe, and Adobe Director of Adobe's Systems Products Division Engineering grants approval of Adobe's receipt of such information in writing and, in accordance with procedures specified by Adobe, executes Peerless's materials release form, acknowledging receipt of the such source code. Peerless must describe the content and purpose of such Peerless Independent Materials in advance to Adobe. Adobe reserves the right to refuse such delivery of such Peerless Independent Materials to prevent contamination of Adobe employees.

5. LICENSE TO USE TRADEMARKS. Peerless shall prominently incorporate the Adobe Trademarks and Adobe's PostScript logo in the form set forth in Adobe's then current trademark manual in product literature, advertising and other marketing materials used by Peerless in connection with this Agreement. The grant of a license to Peerless to use Adobe Trademarks shall comply with all of the conditions as described in Exhibit N (Additional Provisions Regarding Use of
                           ---------
Trademarks). Peerless is not granted a license to use the Adobe Trademarks in association with any Clone Product, as defined in Exhibit K (Secure Procedures
                                                  ---------
for Handling Adobe Support Information).

6. PAYMENTS.
   --------

     6.1 Source License Fees. Peerless shall pay Adobe a source license tee of
         -------------------
[*] for the initial delivery of a Reference Port and accompanying Adobe Deliverables. Peerless shall pay a source license fee of [*] for each additional Reference Port and accompanying Adobe Deliverables specified in a Reference Port appendix attached hereto. Peerless shall pay the initial and additional source license fees as follows: (a) [*] .

     6.2 Royalty Payments. Adobe shall pay Peerless the royalties set forth in
         ----------------
Exhibit M (Royalty Payments) in connection with the distribution by an OEM
- ---------
Customer of Revised Object pursuant to an Adobe OEM License Agreement.

     6.3 Reference Port Update Fees. The "Annual Fee" for support services as
         ---------------------------
described in Exhibit F (Training and Support) for the initial year shall be [*]
             ---------
per Reference Port or such other amount as specified in an applicable Reference Port appendix and shall be payable within thirty (30) days of the Effective Date of this Agreement or the Reference Port appendix, as applicable. The "Annual Fee" for subsequent years during the term hereof shall be Adobe's then current annual lee per Reference Port and shall be payable within thirty (30) days after the anniversary date of this Agreement or the applicable Reference Port appendix.

     6.4 Per Copy License Fees for Use of Third Party Software. Peerless shall
         ------------------------------------------------------
Pay fees for use of any Third Party Software designated in Exhibit I (Adobe
                                                           ---------
Deliverables) or in a Reference Port appendix ("Third Party Software") in accordance with this Paragraph and any special terms set forth in such Reference Port appendix. Peerless will not be required to pay Adobe an additional per copy source license fee for the right to use the [*] provided that (i) the number of

                     [* Confidential Treatment Requested]
users at a single Development Site concurrently accessing the [*] on one or more CPU's shall not exceed [*] in number, (ii) use of the [*] is limited to one Development Site, (iii) Peerless monitors the maximum number of copies of the [*] being used concurrently on multiple CPU's at a single Development Site and reports that number to Adobe upon request, and (iv) Peerless maintains appropriate records to permit Adobe to verily the accuracy of the number of multiple copies in concurrent use reported to Adobe by Peerless as required under subitem (iii) above. For purposes of this Paragraph, the term "CPU" shall mean a stand alone central processing unit or a protected cluster of computing devices coupled together in a server environment with the [*] located only on the server and with download capability to workstations, terminals or other such computing devices on the system. In the event that Peerless' use of the Third Party Software exceeds the limitation on the number of royalty-free copies as specified above in this Paragraph or in a Reference Port appendix, Peerless shall report such usage to Adobe hereunder and Peerless shall pay Adobe a source license fee equal to the actual amount of the license fees payable by Adobe to [*] in source code form (or to such other third party supplier of software identified in a Reference Port appendix) directly resulting from Peerless' use of the Third Party Software.

     6.5 Taxes. In addition to any other payments due under this Agreement,
         ------
Peerless agrees to pay, and to indemnify and hold Adobe harmless from, any sales, use, excise, import or export, value added or similar tax or duty not based on Adobe's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, and all governmental permit fees, license fees and customs and similar fees levied upon the delivery by Adobe of the Adobe Deliverables to Peerless hereunder, which Adobe may incur in respect of this Agreement. If a resale certificate or other certificate or document of exemption is required in order to exempt all or any of the Adobe Software or other deliverables from any such tax liability, Peerless will promptly furnish it to Adobe.

7. PERFORMANCE WARRANTY.
   --------------------

     7.1 Reference Port Warranties. Adobe warrants that for a period of ninety
         --------------------------
(90) days from the date of delivery of a Reference Port to Peerless (hereinafter the "Warranty Period"), the Reference Port Support Source and Unmodified Core contained in a Reference Port will compile, assemble, and link in the development environment (as specified from time to time by Adobe) to yield the corresponding object code version of the Reference Port. Additionally, subject to any exceptions specified by Adobe at the time of delivery, the object code version of the Reference Port will execute substantially in accordance with the Documentation (excluding any portions of the Documentation not applicable to the specified Reference System) when used as part of the Reference System specified in the Reference Port appendix. If Peerless reports to Adobe a failure of such Reference Port to conform to the foregoing warranties during the applicable Warranty Period, and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the Reference Port to correct such failure within the time parameters specified in Paragraph 2(f) of Exhibit F
                                                                  ---------
(Training and Support).

     7.2 Update Warranties. Adobe warrants that, for a period of ninety (90)
         -----------------
days from the date of delivery of an Update to Peerless hereunder, subject to Peerless' purchase of support services as described in Exhibit F (Training and
                                                       ---------
Support) (the "Warranty Period"), the Reference Port Support Source and Unmodified Core contained in an Update to a Reference Port will compile, assemble, and link in the development environment (as specified from time to time by Adobe) to yield the corresponding object code version of the Update. Additionally,

                     [* Confidential Treatment Requested]
subject to any exceptions specified by Adobe at the time of delivery, the object code version of the Update will execute substantially in accordance with the Documentation (excluding any portions of the Documentation not applicable to the specified Reference System) as part of the applicable Reference System specified in the Reference Port appendix. If Peerless reports to Adobe a failure of such Update to conform to the foregoing warranties during the applicable Warranty Period, and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the Update to correct such failure within the time parameters specified in Paragraph 2(f) of Exhibit F (Training and Support).
                                          ---------
     7.3 Other Adobe Software Warranties. Adobe warrants that if Other Adobe
         -------------------------------
Software is provided to Peerless in source code form, for a period of ninety
(90) days from the date of delivery of the Other Adobe Software to Peerless (hereinafter the /"/Warranty Period"), the source code version of the Other Adobe Software will compile, assemble, and link in the development environment (as specified from time to time by Adobe) to yield the corresponding object code version of the Other Adobe Software. Additionally, subject to any exceptions specified by Adobe at the time of delivery, the object code version of the Other Adobe Software will execute substantially in accordance with the specifications set forth in documentation identified in a Reference Port appendix when used in conjunction with the applicable Reference Port as part of the applicable Reference System. If Peerless reports to Adobe a failure of such Other Adobe Software to conform to the foregoing warranties during the applicable Warranty Period, and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the Other Adobe Software to correct such failure within the time parameters specified in Paragraph 2(f) of Exhibit F (Training
                                                          ---------
and Support). This warranty shall not apply to the Other Adobe Software if it has been modified by Peerless or any third party.

     7.4 Limitations on Warranties. Peerless acknowledges that the Adobe
         --------------------------
Software and the Other Adobe Software delivered by Adobe to Peerless hereunder will require adaptation by Peerless for compatibility with Peerless platforms and configurations, which platforms and configurations will generally be different from the development environment and Reference System specified by Adobe. Peerless acknowledges that the Adobe Software and the Other Adobe Software is of such complexity that it may have inherent defects, and agrees that Adobe makes no other warranty, either express or implied, as to any matter whatsoever. THE FOREGOING STATES ADOBE'S SOLE AND EXCLUSIVE WARRANTY TO PEERLESS CONCERNING THE ADOBE SOFTWARE AND OTHER ADOBE SOFTWARE AND ADOBE'S SOLE AND EXCLUSIVE OBLIGATION TO PEERLESS FOR BREACH OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH ABOVE, THE ADOBE SUPPORT INFORMATION IS PROVIDED STRICTLY "AS IS." EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, ADOBE MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED, ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, OR STATUTORY, AS TO THE ADOBE SOFTWARE, THE OTHER ADOBE SOFTWARE OR ANY OTHER ADOBE SUPPORT INFORMATION, OR ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE EXPRESSLY EXCLUDED. THIS IS A LIMITED WARRANTY AND IS THE ONLY WARRANTY MADE BY ADOBE. PEERLESS SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO ENSURE THAT NEITHER IT NOR ANY OF ITS AGENTS OR EMPLOYEES SHALL MAKE OR PASS, ON ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION ON BEHALF OF ADOBE TO ANY OEM CUSTOMER, END USER, OR THIRD PARTY.

     7.5 Peerless Warranty. During the period of ninety (90) days (the "Peerless
         -----------------
Warranty Period") from the date of the acceptance of Revised Object by Adobe pursuant to Exhibit H (Test Procedures), Peerless warrants that such Revised
            ---------
Object will perform substantially in accordance with the Documentation and any of the specifications provided by Peerless to Adobe when used in conjunction with the applicable Licensed System. Peerless shall, at Peerless' expense, use reasonable commercial efforts to modify or replace the Revised Object to correct such failure within the time parameters specified in Paragraph 2(f) of Exhibit F
                                                                       ---------
(Training and Support). All expenses associated with the return to Peerless of such Revised Object and the delivery to Adobe of a repaired or replacement implementation of the Revised Object shall be borne by Peerless. This warranty shall not apply to Revised Object if it has been modified by Adobe or any third party. THE FOREGOING WARRANTY STATES PEERLESS' SOLE AND EXCLUSIVE WARRANTY TO ADOBE CONCERNING THE REVISED OBJECT AND PEERLESS' SOLE AND EXCLUSIVE OBLIGATION TO ADOBE FOR BREACH OF WARRANTY. EXCEPT AS EXPRESSLY SET ABOVE, THE REVISED OBJECT IS PROVIDED STRICTLY "AS IS". THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER AND, IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

8. PROPRIETARY RIGHTS INDEMNITY.
   ----------------------------

     8.1 By Adobe. Adobe agrees to defend and otherwise hold Peerless harmless
         ---------
from any costs, damages, and reasonable attorneys' fees resulting from any claims by third parties that the uses permitted hereunder of the Adobe Software and the Adobe Trademarks infringe any U.S. patents, U.S. copyrights or trademarks in U.S., Japan, Benelux, The Federal Republic of Germany, France, Italy, the United Kingdom, Denmark, Ireland, Greece, Spain, Portugal, Sweden, Norway, Finland, Switzerland, Australia, Austria, Belgium, Canada, Israel, the Netherlands and New Zealand, provided that Peerless gives Adobe prompt written notice of any such claim, tenders to Adobe the defense or settlement of such a claim at Adobe's expense, and cooperates with Adobe, at Adobe's expense, in defending or settling such claim. In no event shall Adobe's liability under this Paragraph 8.1 with respect to trademark infringement in the enumerated countries
- -------------
(other than the U.S.) exceed [*]. If Adobe receives notice of an alleged infringement or if Peerless' use of the Adobe Software shall be prevented by permanent injunction, Adobe may, at its sole option and expense, procure for Peerless the right to continued use of the Adobe Software or the Adobe Trademarks as provided hereunder, modify the Adobe Software so that it is no longer infringing and is substantially equivalent to the Adobe Software, replace the Adobe Software with computer software of equal or superior functional capability, or, in the case of trademark infringement, instruct Peerless to use an alternative trademark proprietary to Adobe. THE RIGHTS GRANTED TO PEERLESS UNDER THIS PARAGRAPH SHALL BE PEERLESS' SOLE AND EXCLUSIVE REMEDY AND ADOBE'S SOLE OBLIGATION FOR ANY ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHT. ADOBE WILL HAVE NO LIABILITY TO PEERLESS IF ANY ALLEGED INFRINGEMENT OR CLAIM OF INFRINGEMENT IS BASED UPON THE MODIFICATION OF THE ADOBE SOFTWARE BY PEERLESS OR ANY THIRD PARTY OR USE OF THE ADOBE SOFTWARE IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES, OR SOFTWARE NOT DELIVERED BY ADOBE (IF SUCH INFRINGEMENT OR CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF THE UNMODIFIED ADOBE SOFTWARE WITH OTHER EQUIPMENT, DEVICES OR SOFTWARE), OR THE USE OF ANY ADOBE SOFTWARE OTHER THAN AS PERMITTED UNDER THIS

                     [* Confidential Treatment Requested]

AGREEMENT OR IN A MANNER FOR WHICH IT WAS NOT INTENDED OR USE OF OTHER THAN THE MOST CURRENT RELEASE OF THE ADOBE SOFTWARE (IF SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE).

     8.2 By Peerless. Peerless agrees to defend and otherwise hold Adobe, its
         ------------
OEM Customers and their customers harmless from any costs, damages, and reasonable attorneys' fees resulting from all claims by third parties arising from the development of the Revised Object by Peerless, including, without limitation, that the Revised Object infringes any U.S. patents or U.S. copyrights; provided that Adobe gives Peerless prompt written notice of any such claim, tenders to Peerless the defense or settlement of any such claim at Peerless' expense, and cooperates with Peerless, at Peerless' expense, in defending or settling such claim. PEERLESS WILL HAVE NO LIABILITY TO ADOBE WITH RESPECT TO ANY CLAIM AS TO WHICH ADOBE IS LIABLE TO PEERLESS PURSUANT TO PARAGRAPH 8.1 ("BY ADOBE") ABOVE.

9. TERM AND CANCELLATION.
   ---------------------

     9.1 Term. The initial term of this Agreement is for five (5) years from the
         -----
Effective Date, unless this Agreement is terminated for cause. This Agreement may be renewed biannually on its anniversary date at the option of either party (subject to the written consent of the other party), provided that (a) each party has made all the payments required by this Agreement, and (b) there has been no uncured breach of this Agreement.

     9.2 Cancellation by Adobe for Cause. This Agreement shall terminate in the
         -------------------------------
event of any material breach by Peerless which continues after thirty (30) days' written notice of said breach (which notice shall, in reasonable detail, specify the nature of the breach) by Adobe to Peerless.

     9.3 Cancellation by Peerless for Cause. If any material breach under this
         -----------------------------------
Agreement by Adobe continues after thirty (30) days' written notice of said breach (which notice shall, in reasonable detail, specify the nature of the breach) by Peerless to Adobe, Peerless may seek any damages arising under this Agreement, and (a) continue this Agreement in full force and effect, or (b) terminate this Agreement on written notice to Adobe.

     9.4 Bankruptcy. In addition to any material breach of this Agreement, the
         ----------
application for, or adjudication in, bankruptcy by Peerless, the insolvency of Peerless, or the dissolution of Peerless, shall terminate this Agreement.

     9.5 Obligations on Cancellation, Termination, or Expiration. Upon
         --------------------------------------------------------
cancellation, termination, or expiration of this Agreement:

          9.5.1  Licenses Terminated. Subject to Paragraph 9.5.5 ("Continuing
                 -------------------             ---------------
Support") below, the licenses granted pursuant to Paragraph 2.1 ("License to Use
                                                  -------------
Reference Port Support Source and Adobe Support Information") shall terminate immediately.

          9.5.2 Safeguarding of Proprietary Rights. Peerless shall continue to
                ----------------------------------
be responsible for safeguarding the proprietary rights of Adobe and Adobe's suppliers in accordance with the terms of this Agreement after such cancellation, termination, or expiration.

          9.5.3 Return or Destruction of Adobe Information. Subject to Paragraph
                -------------------------------------------            ---------
9.5.5 ("Continuing Support") below, Peerless will immediately discontinue use
- -----
of, and return or destroy all copies of, Adobe Support Information and other Adobe proprietary information in its possession (including copies placed in any storage device under Peerless' control). Upon Adobe's request, Peerless shall warrant in writing to Adobe its return or destruction of all of Adobe's proprietary information within thirty (30) days of cancellation, termination or expiration.

          9.5.4 Payment. The payment date of all moneys due to either party
                --------
shall automatically be accelerated so that they shall become due and payable on the effective date of termination, even if longer terms had been provided previously. Further, Adobe's obligations to pay royalties to Peerless as set forth herein shall survive any termination of this Agreement.

          9.5.5 Continuing Support. Peerless shall have the right to retain two
                ------------------
(2) copies of the Revised Adobe Software and use such Revised Adobe Software to the extent required for support and maintenance purposes only.

10.  LIMITATION OF LIABILITY.
     -----------------------

     10.1 Adobe. NEITHER ADOBE NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES,
          ------
AFFILIATES, OR AGENTS SHALL BE LIABLE TO PEERLESS OR TO ANY THIRD PARTY FOR ANY LOSS OF USE, LOSS OF GOODWILL, INTERRUPTION OF BUSINESS, OR FOR INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST REVENUES OR PROFITS) OR SIMILAR DAMAGES, WHETHER BASED ON TORT (INCLUDING WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), CONTRACT, OR OTHER LEGAL OR EQUITABLE GROUNDS, EVEN IF ADOBE HAS BEEN ADVISED OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IN THE EVENT OF FAILURE OF EXCLUSIVE REMEDIES WITH THE EXCEPTION THAT THE LIMITATION OF LIABILITY SET FORTH IN THIS
SECTION 10.1 SHALL NOT APPLY TO ANY BREACH BY ADOBE OF PARAGRAPH 2.5 ("SIMILAR
                                                       -------------
PRODUCTS") AND PARAGRAPH 4.3 ("PEERLESS CONFIDENTIAL INFORMATION"). THE
               -------------
FOREGOING LIMITATION OF LIABILITY IS INDEPENDENT OF ANY EXCLUSIVE REMEDIES FOR BREACH OF WARRANTIES SET FORTH IN THIS AGREEMENT.

     10.2   Peerless. NEITHER PEERLESS NOR ANY OF ITS OFFICERS, DIRECTORS,
            ---------
EMPLOYEES, AFFILIATES, OR AGENTS SHALL BE LIABLE TO ADOBE OR TO ANY THIRD PARTY FOR ANY LOSS OF USE, LOSS OF GOODWILL, INTERRUPTION OF BUSINESS, OR FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR REVENUES) OR SIMILAR DAMAGES, WHETHER BASED ON TORT (INCLUDING WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), CONTRACT, OR OTHER LEGAL OR EQUITABLE GROUNDS, EVEN IF PEERLESS HAS BEEN ADVISED OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IN THE EVENT OF FAILURE OF EXCLUSIVE REMEDIES, WITH THE EXCEPTION THAT THE LIMITATION OF LIABILITY SET FORTH IN THIS
SECTION 10.2 SHALL NOT APPLY TO ANY BREACH BY PEERLESS OF THE TERMS OF PARAGRAPHS 2.1 THROUGH 2.5 ("LICENSE GRANTS"), 4.1 ("OWNERSHIP"), 4.2
- --------------         ---                     ---                ---
("CONFIDENTIALITY; SECURITY"), 5 ("LICENSE TO USE TRADEMARKS"), OR EXHIBITS J
                               -                                            -
(MINIMUM TERMS OF PEERLESS DEVELOPMENT AGREEMENT), K (SECURE PROCEDURES FOR
                                                   -
HANDLING ADOBE SUPPORT INFORMATION), L (ADDITIONAL SECURE PROCEDURES FOR
                                     -
HANDLING ADOBE RESTRICTED INFORMATION) AND N (ADDITIONAL PROVISIONS REGARDING
                                           -
USE OF TRADEMARKS) TO PROTECT ADOBE'S PROPRIETARY RIGHTS IN

THE POSTSCRIPT SOFTWARE, IN WHICH CASE, SUCH LIMITATION OF LIABILITY SHALL NOT APPLY.

11. GENERAL
    -------

     11.1 Governing Law. This Agreement shall be governed in all respects by the
          --------------
laws of the United States of America and the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

     11.2 Attorneys' Fees. In the event any proceeding or lawsuit is brought by
          ----------------
Adobe, its suppliers or Peerless in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees and reasonable attorneys' fees, including costs and fees on appeal, as determined by the Court.

     11.3 Forum. All disputes arising under this Agreement may be brought to the
          ------
Superior Court of the State of California in Santa Clara County or the Federal District Court sitting in San Jose, California, as permitted by law. The Superior Court of Santa Clara County and the Federal District Court silting in San Jose, California shall each have nonexclusive jurisdiction over disputes under this Agreement. Peerless consents to the personal jurisdiction of the above courts.

     11.4 Notices. All notices or reports permitted or required under this
          -------
Agreement shall be in writing and shall be delivered by personal delivery, telegram, telecopier, facsimile transmission, or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to: (i) the contract representative designated in the specific Reference Port appendix if the notice or report relates to one or more specific Reference Ports, (ii) the signatory of this Agreement at the address set forth at the end of this Agreement or such other address as either party may specify in writing, and (iii) the party's General Counsel at the address set forth at the end of this Agreement or such other address as either party may specify in writing. Notices shall be effective upon receipt unless otherwise specified in such notice or in this Agreement.

     11.5 Injunctive Relief. Notwithstanding any other provisions of this
          ------------------
Agreement, breach of the proprietary rights provisions of this Agreement by either party will cause the other party irreparable damage for which recovery of money damages would be inadequate, and the owner of such proprietary rights shall be entitled to obtain timely injunctive relief to protect the owner's rights under this Agreement in addition to any and all remedies available at law.

     11.6 No Agency. Nothing contained herein shall be construed as creating any
          ----------
agency, partnership, or other form of joint enterprise between the parties.

     11.7 Force Majeure. Neither party shall be liable hereunder by reason of
          -------------
any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages, or any other cause which is beyond the reasonable control of such party.

     11.8 Waiver. The failure of either party to require performance by the
          ------
other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

     11.9 Severability. In the event that any provision of this Agreement shall
          -------------
be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

     11.10 Headings. The paragraph headings appearing in this Agreement are
           --------
inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such paragraph, or in any way affect this Agreement.

     11.11  No Patent License.
            ------------------

          11.11.1  Adobe Patents. As used herein, "Adobe Patent Right" means any
                   -------------
right arising under any United States or foreign patent now owned by, or later issued or assigned to Adobe, applicable to the Adobe Software. Adobe covenants that, to the extent that Peerless and its OEM Customers exercise the rights expressly granted to Peerless, or which Peerless is authorized to grant to OEM Customers herein, Adobe will not (i) assert any Adobe Patent Right against Peerless, (ii) assert any Adobe Patent Right against OEM Customers of Peerless, or (iii) require any additional fee or royalty from Peerless or OEM Customers based upon any Adobe Patent Right. Except to the extent of such covenant not to assert any Adobe Patent Right, nothing contained herein shall be construed as conferring, by implication, estoppel, or otherwise, any license or right with respect to any Adobe Patent Right.

          11.11.2  Peerless Patents. As used herein, "Peerless Patent Right"
                   -------- -------
means any right arising under any United States or foreign patent issued or assigned to Peerless and having a filing date after the inventor had access to the Adobe Source in which (i) an inventor is (A) an employee of Peerless who has had access to the Adobe Source or (B) an independent contractor who has had access to the Adobe Source and has assigned patent rights in the claimed invention to Peerless and (ii) the Adobe Source contributed to and is an essential aspect of the claimed invention. Peerless agrees that it will not (i) assert any Peerless Patent Right against Adobe, (ii) assert any Peerless Patent Right against Adobe's sublicensees or customers who have, directly or indirectly, purchased or licensed PostScript products from Adobe or its sublicensees (which shall include other PostScript language compatible products from Adobe such as Adobe Type Manager and Display PostScript products), or (iii) require any fee or royalty from Adobe or such entities based upon any Peerless Patent Right.

     11.12 Assignment. Neither this Agreement nor any rights or obligations of
           ----------
Peerless hereunder may be assigned by Peerless in whole or in part without the prior written approval of Adobe. For the purposes of this Paragraph, a change in the persons or entities who control fifty percent (50%) or more of the equity securities or voting interest of Peerless shall be considered an assignment of Peerless' rights. Adobe's rights and obligations, in whole or in part, under this Agreement may be assigned by Adobe; provided that Adobe shall remain secondarily obligated and liable hereunder. Adobe may exercise full transfer and assignment rights in any manner at

Adobe's discretion and specifically may sell, pledge or otherwise transfer its right to receive payments under this Agreement.

     11.13 Export. Peerless agrees not to export or re-export any Adobe Support
           -------
Information or any immediate product (including processes and services) produced directly by use of Adobe Support Information without fully complying with all United States laws and regulations. The provisions of this Paragraph shall survive notwithstanding any cancellation, termination, or expiration of this Agreement.

     11.14 Full Power. Each party warrants that it has full power to enter into
           ----------
and perform this Agreement, and the person signing this Agreement on such party's behalf has been duly authorized and empowered to enter into this Agreement. Each party further acknowledges that it has read this Agreement, understands it and agrees to be bound by it.

     11.15 Confidential Agreement. Neither party shall make any public
           -----------------------
announcement of, or otherwise disclose to a third party, the existence of matters set forth in this Agreement, except as mutually agreed in writing or as required by disclosure obligations arising under law.

     11.16 Counterparts. This Agreement may be executed simultaneously in two or
           -------------
more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

     11.17 Entire Agreement. This Agreement, the Exhibits hereto, and any
           -----------------
executed Reference Port appendices constitute the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any prior or collateral agreements between the parties with respect to the subject matter hereof, any communications, discussions, whether written or oral, including the Adobe OEM License Agreement and any Licensed System appendices, which in all other respects shall remain in full force and effect. No terms of any purchase order, invoice, or similar document will be deemed to amend or supplement this Agreement, even if it is accepted or signed by the receiving party. This Agreement may only be changed by mutual agreement of authorized representatives of all parties in writing.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


Adobe:                                   Peerless:

ADOBE SYSTEMS INCORPORATED               PEERLESS SYSTEMS CORP.

By:                                      By:
   -----------------------------------      ------------------------------------
Print Name:  Stephen A. MacDonald        Print Name: Thomas D. Blondi
           ---------------------------              ----------------------------
Title: Senior Vice President             Title: VP Sales / Mktg.
      --------------------------------         ---------------------------------
Date:  September 18, 1992                Date:  September 16, 1992
     ---------------------------------        ----------------------------------
Address: 1585 Charleston Road            Address: 2629 Manhattan Beach Blvd.
         PO Box 7900                              Redondo Beach, CA 90278
         Mountain View, CA 94039-7900

                                   EXHIBIT A
                                   ---------

                         DESCRIPTION OF ADOBE SOFTWARE
                          (POSTSCRIPT SUPPORT SOURCE)

(1)  "Adobe Software" shall include:

See those Items listed in Reference Port Appendix No. 1 dated September 11,1992.

(2) "Adobe Source" shall include the following source code and source documentation:

See Reference Port Appendix No. 1 dated September 11,1992.

"Adobe Source" shall also include "Example Source", which shall consist of those portions of the PostScript Software designated in the Reference Port appendices which are supplied in source code form by Adobe to Peerless for the purpose of demonstrating an example of software development that implements certain functions which Peerless may wish to emulate in its own implementation of a Licensed System. Example Source shall not be included within or as part of the definition of a Reference Port.

(3) "Documentation" shall mean the PostScript Language Reference Manual, Second Edition, as printed in English by Addison-Wesley, current as of April 1991 and any Adobe Supplement thereto, but shall not include any PostScript Language Addendum.

                                   EXHIBIT B
                                   ---------

                                ADOBE TRADEMARKS
                          (POSTSCRIPT SUPPORT SOURCE)

Trademark                           Trademark Attribution
- ---------                           ---------------------

Adobe(TM)                           is a trademark of Adobe Systems
                                    Incorporated which may be registered in
                                    certain jurisdictions.

The Adobe Logo                      is a trademark of Adobe Systems
                                    Incorporated which may be registered
                                    in certain jurisdictions.

PostScript(TM)                      is a trademark of Adobe Systems
                                    Incorporated which may be registered in
                                    certain jurisdictions.

The PostScript Logo                 is a trademark of Adobe Systems
                                    Incorporated which may be registered
                                    in certain jurisdictions.

                                  EXHIBIT B-1
                                  -----------

                       CALIFORNIA LABOR CODE SECTION 2870
                  EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS

"(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or (2) Result from any work performed by the employee for the employer. (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under Subdivision (a), the provision is against the public policy of this state and is unenforceable."

                                   EXHIBIT C
                                   ---------

                           TERMINATION CERTIFICATION

     This is to certify that I do not have in my possession, nor have I failed to return, any computer programs (including without limitation source and object code versions) devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to Peerless Systems Corporation, its subsidiaries, affiliates, successors or assigns or any other relevant third party described in Paragraph 1c of the Peerless Systems Corporation Proprietary Information Agreement (together, the "Company").

     I further certify that I have complied with all the terms of Company's Proprietary Information Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein), conceived or made by me (solely or jointly with others) covered by that agreement.

     I further agree that, in compliance with Company's Proprietary Information Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, databases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of Company or any of its clients, consultants or licensees.

     I acknowledge my duty, pursuant to the Company's Proprietary Information Agreement, to notify all of my future and prospective employers of the existence of that Agreement and recognize Company's right to do the same. I further acknowledge my duty, which shall continue under that Agreement until one (1) year from today, to advise Company in writing before entering into any competing or conflicting commercial activity.


Date:
      -------------------------


- -------------------------------           -------------------------------------
Employee Signature                           Type/Print Employee Name

                                  EXHIBIT C-2
                                  -----------

                          PEERLESS SYSTEMS CORPORATION
                       PROPRIETARY INFORMATION AGREEMENT

                       (Employee/Independent Contractor)

In consideration of my hiring by Peerless Systems Corporation ("Company") and the compensation now and hereafter paid to me, I agree to the following:

1.   Maintaining Confidential Information
     ----------- ------------------------

          a) Company Information. I agree at all times, both during and after
             -------------------
    the termination of my employment for any reason whatsoever (whether with or without cause), to hold in strictest confidence, and not to use or to disclose or make accessible to any person or entity, without the prior written authorization of an executive officer of Company, any past, present or future trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, employee information, business plans, financial information or other subject matter pertaining to any business of Company or any of its affiliates, clients, consultants, licensees or licensors (collectively, "Company Information"). I understand that Company Information shall be solely owned by Company, its successors and assigns, and that I may use Company Information solely for the benefit of Company as directed by Company. I agree not to reproduce or remove from Company's premises any notes, data, reference materials, sketches, drawings, memoranda, documentation or records. I agree to take whatever steps are necessary to preserve the confidentiality of any and all Company Information I have received or do receive by virtue of my employment with Company.

          b) Former Employer Information. I agree that I will not, during my
             ---------------------------
    employment with Company, use or disclose any confidential or proprietary information or trade secrets of my former or concurrent employers or companies, if any, and that I will not bring onto the premises of Company any unpublished document or any property belonging to my former or concurrent employers or companies, if any, unless consented to in writing by said employers or companies.

          c) Third Party Information. I recognize that Company has received and
             ------------------------
    in the future will receive from third parties their confidential or proprietary information subject to a duty on Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I understand and agree that such information is the sole property of such third parties and that I owe Company and such third parties, both during the tern of my employment and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person or entity ( except as necessary in carrying out my work for Company consistent with Company's agreement with such third party) or to use it for the benefit of anyone other than for Company or such third party (consistent with Company's agreement with such third party) without the express written authorization of an executive officer of Company and the governing body of such third party.

          d) Exceptions.  My obligations under this Section shall not apply
             -----------
    to information which I can demonstrate by clear and convincing evidence is or becomes generally known other than through my acts in violation of this Agreement.

2.  Disclosing and Assigning Inventions and Original Works
    -------------------------------------------------------

          a) Prior Inventions and Original Works. I have attached hereto, as
             -----------------------------------
    Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to my employment with Company, which belong to me alone or jointly with others, which relate to Company's proposed business, products or research and development, and which are not assigned to Company if "none" is stated on Exhibit A, I therefore represent that there are no such inventions, works of authorship, developments, improvements or trade secrets.

          b) Inventions and Original Works Assigned to Company. I agree that I
             -------------------------------------------------
    will promptly make full written disclosure to Company, will hold in trust for the sole right and benefit of Company, and I hereby assign to Company all my right, title, and interest in and to any and all inventions (and patent rights with respect thereto), original works of authorship (including an copyrights with respect thereto), developments, improvements or trade secrets which I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the employ of Company.

          c) Exception to Assignments. I understand that the provisions of this
             ------------------------
    Agreement requiring assignment to Company do not apply to any invention made by an employee or Company which qualifies fully under the provisions of
    Section 2870 of the California Labor Code (as set forth in Exhibit B hereto). I will advise Company promptly in writing of any inventions that I believe meet the criteria of Section 2870 of the California Labor Code. I will at that time provide to Company in writing all evidence necessary to substantiate that belief. I understand that Company will keep in confidence and will not disclose to third parties without my consent any Confidential Information disclosed in writing to Company relating to inventions that qualify fully under the provisions of Section 2870 of the California Labor Code. I understand that the provisions of Section 2870 of the California Labor Code may not apply to me if I am an independent contractor and not an employee of Company.

          d) Works for Hire. I acknowledge that all original works of
             ---------------
    authorship which are made by me (solely or jointly with others) within the scope of my employment and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act (17 USCA, Section 101) and that I am an employee as defined under that Act. I further agree from time to time to execute written transfers to Company of ownership of specific original works of authorship (and all copyrights therein) made by me (solely or jointly with others) which may, despite the preceding sentence, be deemed by a court of law not to be works made for hire, and which are being assigned by me to Company pursuant to this Agreement in such form as is acceptable to Company in its reasonable discretion.

          e) Maintenance of Records. I agree to keep and maintain adequate
             ----------------------
    and current written records of all inventions, original works of authorship, trade secrets or development developed or made by me (solely or jointly with others) during the term of my employment with Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by Company. The records will be available to and remain the sole property of Company at all times.

          f) Inventions Assigned to the United States. I agree to assign to the
             ----------------------------------------
    United States government all my right, title, and interest in and to any and all inventions, original works of authorship, developments, improvements or trade secrets whenever such full title is required to be in the United States by a contract between Company and the United States or any of its agencies.

          g) Obtaining Letters Patent and Copyright Registrations.  I agree
             -----------------------------------------------------
    to assist Company to obtain United States or foreign letters patent and copyright registrations (and to execute any transfers of ownership of letters patent as reasonably requested by Company) covering inventions and original works of authorship assigned hereunder to Company. Such obligation shall continue beyond the termination of my employment, but Company shall compensate me at a reasonable rate for time actually spent by me at Company's request on such assistance after such termination. If Company is unable for any reason whatsoever, including my mental or physical incapacity, to secure my signature to apply for or to pursue any application for any United States or foreign letters patent or copyright registrations (or on any document transferring ownership thereof) covering inventions or original works of authorship assigned to Company under this Agreement, I hereby irrevocably designate and appoint Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations or transfers thereof with the same legal force and effect as if executed by me. This appointment is coupled with an interest in and to the inventions and works of authorship and shall survive my death or disability. I hereby quit claim to Company any and all claims of any nature whatsoever which I now or may hereafter have for infringement of any patents or copyright resulting from or relating to any such application for letters patent or copyright registrations assigned hereunder to Company.

3.   Conflicting Employment
     ----------------------

    I agree that, during the term of my employment with Company, I will not engage in any other employment, occupation, consulting or other commercial activity directly related to the business in which Company is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to Company.

    I further agree that, during the one (1) year immediately succeeding the term of my employment with Company, I will promptly advise Company, in writing, upon entering into any competing or conflicting commercial activity.

4.  Returning Company Documents
    ---------------------------

    I agree that, at the time of leaving the employ of Company (or at any prior time at the request of Company), I will deliver to Company (and will not keep in my possession or deliver to anyone else) any and all computer programs (including without limitation source and object code versions), devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, flow charts, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to Company, its successors or assigns. In the event of the termination of my employment, I agree to sign and deliver the "Termination Certification" attached hereto is Exhibit C.

5.   Customer Lists and Employees
     ----------------------------

    I agree that I shall not for a period of six (6) months immediately following the termination of my relationship with Company for any reason, whether with or without cause, either directly or indirectly: (1) call on, solicit, or take away any of the customers of Company on whom I called or with whom I became acquainted during the period of my employment with Company, either for myself or for any other person or entity, or 2) solicit or take away, or attempt to solicit or take away any employees of Company, either for myself or for any other person or entity. I understand and agree that, to the extent that Company's employee and customer lists and related information constitute trade secrets, my duties hereunder shall continue for the six month period described above or for as long as such information remains a trade secret, whichever period is longer.

6.  Representations
    ---------------

    I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. I represent that my performance of all the terms of this Agreement and of my employment with Company will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by Company. I have not entered into, and I agree I will not enter into, either during or after the termination of my employment with Company, any oral or written agreement In conflict herewith. I further agree to notify all of my present, future and prospective employers of the existence of this Agreement and recognize Company's right to do the same.

7.  Injunctive Relief
    -----------------

    I agree that it would be difficult to measure the damage to Company from any breach by me of the covenants set forth in paragraphs 1, 2, 3, 4, 5 or 6 herein, that injury to Company from any such breach would be impossible to calculate, and that money damages would therefore be an inadequate remedy for any such breach. Accordingly, I agree that if I breach paragraphs 1, 2, 3, 4, 5 and 6 or any of them, Company shall be entitled, in addition to all other remedies it may have, to immediate injunctions or other appropriate orders to restrain any such breach and/or to direct me to pay to Company all gross receipts generated by any such breach without showing or proving any actual damage to Company.

8.  No Effect on Right to Terminate
    -------------------------------

    I acknowledge that, unless otherwise specified in a writing separate from this Agreement, my employment or other work relationship with Company is based on the understanding that Company or I may terminate such relationship at any time, for any reason, with or without cause. I further acknowledge that nothing in this Agreement is intended as or constitutes a limitation on the right of either Company or myself to terminate such relationship at will.

9.  Independent Contractor
    ----------------------

    If I am an independent contractor engaged by Company to perform services for Company rather than an employee, I agree that the term "employment" as used herein shall mean and refer to my engagement by Company to perform services as an independent contractor.

10. General Provisions
    ------------------

         a) Governing Law. This Agreement will be governed by the laws of the
            -------------
    State of California.

         b) Entire Agreement. This Agreement sets forth the entire agreement and
            ----------------
    understanding between Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement. This Agreement is not intended to limit any rights that Company may have under any other agreement or at law with respect to inventions, original works of authorship, trade secrets or other proprietary rights.

         c) Enforceability. If any provision of this Agreement shall be
            ---------------
    determined, under applicable law, to be overly broad in duration, geographical coverage, substantive scope, or otherwise, such provision shall be deemed narrowed to the broadest term permitted by applicable law and shall be enforced as so narrowed. If any provision of this Agreement nevertheless shall be unlawful, void, or unenforceable, it shall be deemed severable from and shall in no way affect the validity or enforceability of the remaining provisions of this Covenant.

          d) Successors and Assigns. This Agreement will be binding upon my
             -----------------------
    heirs, executors, administrators and other legal representatives and will be for the benefit of Company, its successors, and its assigns.

          e) Expenses. The prevailing party in any action or proceeding between
             ---------
    myself and Company arising out of or related to this Agreement shall be entitled to recover from the other party all of its costs and expenses, including without limitation reasonable attorney's fees, incurred in connection with such action or any appeal of such action.

Date:                 Peerless Systems Corp.         "Hired Party"
     ----------------

                      By:                        By:
                         ---------------------      --------------------------

                                  EXHIBIT C-3
                                  -----------

                        NOTICE REGARDING CONFIDENTIALITY
                          (POSTSCRIPT SUPPORT SOURCE)


              1. Peerless Systems Corp. ("Peerless") is in possession of certain Adobe Support Information of Adobe Systems Incorporated ("Adobe") which Peerless has received pursuant to the Third Party Development and License Agreement between Peerless and Adobe dated_______ 1992 ("License Agreement").

              2. To further the purposes of the License Agreement, and in consideration of the disclosure to Recipient of proprietary information of Adobe, including internal source code, interface specifications, and related source documentation for the PostScript software and related Adobe information, all of which is of a confidential nature and which contains valuable trade secrets, know-how, and proprietary information of Adobe (the "Adobe Support Information"), Recipient agrees to comply with the terms hereof regarding confidentiality of information.

              3. Recipient agrees not to use the Adobe Support Information for any purpose except for the specific purposes which Peerless or Adobe authorize in writing. Recipient agrees not to disclose the Adobe Support Information to any person at any time except to employees of Adobe and to the Designated Third Parties listed below who have entered into this form of a Confidentiality Agreement. Recipient agrees to use his or her best efforts to prevent any unauthorized use or disclosure of the Adobe Support Information, and to promptly notify Adobe of any such unauthorized use of which Recipient learns.

              4. All materials including, without limitation, programs, recorded information, documents, drawings, models, apparatus, sketches, designs, and lists furnished to Recipient by Peerless or Adobe which are designated in writing to be the property of Adobe will remain the property of Adobe and will be returned to Adobe promptly at its request, together with any copies or modifications thereof.

              5. Recipient acknowledges that Adobe is a party to this Agreement, and that unauthorized use or disclosure of the Adobe Support Information will result in irreparable and continuing damage to Adobe for which there will be no adequate remedy at law. If Recipient fails to comply with the terms of this Agreement, Adobe and/or Peerless shall be entitled to equitable relief to protect its interests, inducing but not limited to injunctive relief, in addition to any other rights and remedies provided by law.

              6. This Agreement will be governed in all respects by the laws of the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents. If any provision of this Agreement is held to be invalid, the parties agree that such invalidity will not affect the validity of the remaining portions of this Agreement, and agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision. Recipient will not assign or transfer any rights or obligations under this Agreement without the prior written consent of Adobe. This Agreement contains the entire understanding of the parties regarding the matters set forth herein. This Agreement may be modified only by a writing signed by all parties. The waiver by Adobe of a breach of any provision of this Agreement by Recipient will not operate or be interpreted as a waiver of any other or subsequent breach by Recipient.

    7.   The effective date of this Agreement shall be
                                                      -------------------------


     RECIPIENT:                            PEERLESS SYSTEMS CORP.

     By:                                   By:
        -------------------------------        --------------------------------
     Print Name:                           Print Name:
                -----------------------               -------------------------
     Date:                                 Date:
          -----------------------------         -------------------------------

  ADOBE SYSTEMS INCORPORATED:              DESIGNATED THIRD PARTIES:
  1585 Charleston Road
  PO Box 7900                              #1
  Mountain View, CA 94039-7900               ----------------------------------
                                           Name

  By:
     ----------------------------------    ------------------------------------
                                           (Date Confidentiality Agreement)
  Print Name:                              #2
             --------------------------      ----------------------------------
  Date:                                    Name
        -------------------------------         -------------------------------

                                   EXHIBIT D
                                   ---------

                                DEVELOPMENT SITE
                          (POSTSCRIPT SUPPORT SOURCE)

Peerless' use and storage of the Adobe Support Information shall be restricted to the following development site:

          Name of Development Site:        Address:
          -------------------------        --------
          Peerless Systems Corp.          2629 Manhattan Beach Blvd.
                                          Redondo Beach, California 90278

                                   EXHIBIT E
                                   ---------

                            RESTRICTED OEM CUSTOMERS
                            ------------------------


     [*]

                     [* Confidential Treatment Requested]

                                   EXHIBIT F
                                   ---------

                              TRAINING AND SUPPORT
                          (POSTSCRIPT SUPPORT SOURCE)

1.  Training.
    --------

a. Adobe agrees to permit up to a combined total of twelve (12) Authorized Employees and Authorized Contractors of Peerless to attend an Adobe-provided Adobe Source training class for up to two (2) days during the term of this Agreement at no additional charge (other than the travel and living expenses described below).

b. If Peerless and Adobe agree that Adobe should provide any additional training, technical, or development assistance, Peerless shall pay Adobe, at Adobe's then current standard hourly rates, for time expended by Adobe personnel in providing such training, technical, or development assistance. Peerless shall also bear all reasonable travel and living expenses of Adobe personnel who provide services or training at an Peerless site outside of the greater San Francisco Bay Area.

2.  Support.
    -------

a. Support Services. If Peerless purchases the support services for a particular
   ----------------
Reference Port and pays the applicable Annual Fee, set forth in Exhibit M
                                                                ---------
(Royally Payments), Adobe shall provide Peerless with the Adobe Support
(as defined in Paragraph 2(d) (General Description of Adobe Support) below) commencing upon the date of this Agreement or the applicable Reference Port appendix. Adobe Support shall include delivery to Peerless of Updates of that Reference Port.

b. Discontinuance. Adobe Support may, at Adobe's option, be discontinued if
   --------------
Peerless fails to pay in a timely manner any Annual Fee referred to in Exhibit M
                                                                       ---------
(Royalty Payments). The foregoing services, if discontinued, may be reinstated by Peerless, at any time during the term hereof, upon Peerless' payment to Adobe of an Annual Fee for each intervening year for which such payment was not made. The same provision for reinstatement shall apply in the event that Peerless chooses to begin purchasing Adobe Support in the second or any subsequent year following the year in which Peerless received the initial delivery of that particular Reference Port from Adobe hereunder.

c. Modifications Resulting from Updates. Any modifications to the Revised Adobe
   ------------------------------------
Software necessitated by the release of an Update of a Reference Port to Peerless hereunder shall be the sole responsibility of Peerless, and Adobe shall have no responsibility to assist Peerless in such effort except to test the modified Revised Object in accordance with the provisions of Exhibit H (Test
                                                             ---------
Procedures).

d. General Description of Adobe Support. "Adobe Support" means (i) the delivery
   ------------------------------------
of Updates of a Reference Port and (ii) the problem resolution services described below with respect to Problems (as defined below) in the Reference Port.

e.  Description of Problem Resolution Services Provided by Adobe.
    ------------------------------------------------------------

(1) Product Problem Reports (PPRs). Peerless shall submit to Adobe, by
    ------------------------------
electronic mail, facsimile, or personal delivery, Product Problem Reports ("PPR") in the form attached hereto as Attachment 1 (Product Problem Report) to
                                       ------------
identify any Problems (as defined in Paragraph 2(e)(2) (Classification of Problems) below). Adobe may modify the form of PPR from time to time and shall provide the new form to Peerless.

(2) Classification of Problems. "Problem" means any problem in the Reference
    --------------------------
Port which causes the Reference Port (including the Unmodified Core) not to execute as part of the designated Reference System or otherwise not to operate substantially in accordance with the Documentation or any other problem that Peerless discovers in the Reference Port or the Adobe Support Information. Peerless will use its reasonable business judgment to classify Problems in accordance with the classifications set forth below in the PPR which Peerless submits to Adobe.

                                  ATTACHMENT 1
                                  ------------

                             PRODUCT PROBLEM REPORT

Attached Product Problem Report

                                                              September 10, 1992


========================================================================
                        PRODUCT PROBLEM REPORT TEMPLATE
========================================================================


Title: OEM internal tracking no. - short one line title of problem
- -----

A single line, short description of the problem. This line may be prefixed by an OEM's internal problem tracking code for cross reference purposes.

Severity:  4-0
- --------

OEM's proposed severity code. The severity code is based on a general understanding of the nature and effect of the reported problem. Adobe maintains the right to alter the severity code submitted by the OEM after consulting with the OEM. The severity code is based on the following general considerations:

4 -  most severe, no work-around, must be fixed
3-   fairly severe, difficult to work-around, must be fixed
2-   easy work-around, should be fixed in a subsequent release
1-   cosmetic or minor problem
0-   enhancement or request for design change

Priority:  A-C
- --------

OEM's requested priority for resolving the reported problem. This will help Adobe's Co-development engineering support personnel when prioritizing the OEM's support needs. The priority code is based on the following general considerations:

A - move to the top of the priority queue - may result in priority B and C items being delayed
B -  respond to when not working on priority A issues
C -  as time permits

Date:  date report sent to Adobe
- ----

Name:  OEM's project name
- ----

The OEM's project name. This is most applicable if the OEM has multiple ongoing projects with Adobe.

Version:  PostScript/documentation version, date
- -------

The version of PostScript interpreter in question. For documentation, the document's date should also be included.

Contact:  contact at OEM company/e-mail/phone number
- -------

The primary contact for technical communications at the OEM's site. Include the person's name and appropriate method of contact

Description:  multi-line detailed description of the issue/problem
- -----------

A detailed description of the problem or issue. There is no set limit to the length of the description which may include small sections of C language code or PostScript language code. If it becomes necessary to send multiple pages of C or PostScript language code, these should be transferred electronically by UNIX UUCP file transfer and referenced in the Files entry below.

To facilitate replication of the reported problem, the following additional information should also be supplied:

Host computer,
Operating system, application, driver and their respective version numbers, Exact error message text,
Front panel configuration,
Communications protocol in use (i.e. serial, baud rate, etc.)

Files:  list of files that have been UUCP"d to Adobe
- -----

List of files referenced in the above Description of problem section.
========================================================================

                                   EXHIBIT G
                                   ---------

                   SAMPLE FORMAT FOR REFERENCE PORT APPENDIX
                          (POSTSCRIPT SUPPORT SOURCE)


               I.    Description of Reference Port.

               II.   Description of Reference System.

               IlI.  Schedule for Delivery of Adobe Deliverables.

               IV.   Description of Adobe Screening Test Suite.

               V.    Description of Additional Development Materials.

               VI.   Description of Other Adobe Software and Related
                     Documentation.

               VII.  Training and Technical Support.

               VIII. Font Programs.

               IX.   Technical Coordinators.

                                   EXHIBIT H
                                   ---------

                                TEST PROCEDURES
                          (POSTSCRIPT SUPPORT SOURCE)


1. Adobe Screening Test Suite. Adobe shall provide Peerless with a special
   --------------------------
version, if any, of the Adobe Screening Test Suite to be utilized by Peerless in testing each Licensed System in accordance with the milestones set forth in the applicable Licensed System appendix.

2. Peerless Testing. Prior to submission of each Revised Object to Adobe for
   ----------------
testing in accordance with the terms hereof, Peerless shall verify that the Revised Object satisfies all tests in the Adobe Screening Test Suite (or such subset thereof as is specified in the applicable licensed System appendix). The First Commercial Shipment of a Licensed System, and any updated version thereof, shall not be permitted until acceptance by Adobe of the Peerless Deliverables. To permit testing by Adobe of the final release version of the Revised Object, Peerless shall, at Adobe's option, in accordance with a mutually agreeable schedule, provide Adobe with a comprehensive report of the test results of such Peerless testing which will include all printer output and test results of the Adobe Screening Test Suite, output samples thereof, and a reproduction release of the Peerless Deliverables.

3.  Adobe Testing.
    -------------

(a) Adobe shall be entitled to test the machine readable version of the Revised Object and, if approved, the Revised Support Source for each Licensed System prior to First Commercial Shipment and prior to First Commercial Shipment of a Licensed System containing an engineering change order (ECO) or prior to effectiveness of a field change order (FCO) affecting such Revised Object for a Licensed Systems previously approved by Adobe.

(b) Peerless shall notify Adobe at least ninety (90) days in advance of the estimated date of delivery of the Peerless Deliverables to Adobe for testing. Subsequently, Peerless shall give Adobe at least thirty (30) days' advance notice of its anticipated delivery of the Peerless Deliverables for testing, and provided Peerless meets such timetable, Adobe shall have thirty (30) days, or such other period as specified in an applicable Licensed System appendix, following Peerless' delivery of the Peerless Deliverables (and all necessary Loaned Equipment) to do the following: (i) to test the quality of the Peerless Deliverables for conformity with the Adobe Screening Test Suite developed by Adobe and, at Adobe's option, with any other tests and procedures or any updated or enhanced versions of the Adobe Screening Test Suite, to verify that Peerless has not modified the Adobe Software beyond the Scope of modifications permitted by Paragraph 2.1 (License to Use Reference Port Support Source and Adobe Support Information) of the Agreement, and (ii) to verify that the overall quality of the Peerless Deliverables complies with the quality level for Adobe products, as reasonably determined by Adobe from time to time.

(c) Adobe shall conduct the initial testing of the final release version of the Revised Object free of charge. Adobe shall inform Peerless of the results of such testing and, if Adobe is unable to accept the Revised Object, the basis for a finding of nonconformity or failure of the Revised Object to conform to the criteria specified above. In the event that the Peerless Deliverables do not conform to the above criteria, Peerless shall use reasonable effort to promptly correct any nonconformity and resubmit the same for retesting by Adobe. This process shall continue until Adobe accepts the Peerless Deliverables.

(d) Thereafter, if Peerless modifies the Peerless Deliverables, Peerless shall retest the Peerless Deliverables pursuant to Paragraph 2 (Peerless Testing) above and resubmit the same as modified to Adobe for testing pursuant to this Paragraph.

(e) Should the modified Peerless Deliverables not conform to Adobe's acceptance criteria, as described above, Peerless shall use reasonable effort to promptly correct any nonconformity and resubmit the same for retesting by Adobe.

(f) Peerless shall, within a commercially reasonable time following Adobe's acceptance of Peerless Deliverables, update pre-production units shipped for beta or evaluation purposes prior to First Commercial Shipment.

4. Adobe Retesting Waived. Under certain circumstances such as, for example,
   ----------------------
when Peerless makes modifications to the Peerless Deliverables to correct a minor non-conformance or to implement a minor feature enhancement for its customers, Adobe may request and Peerless shall provide Adobe with the comprehensive test results from Peerless' testing of the modified Peerless Deliverables using the Adobe Screening Test Suites. If Adobe determines from its review of the test results that the modified Peerless Deliverables meet all of the tests in the Adobe Screening Test Suite and if it is able to verify to its satisfaction that the overall quality of the modified Peerless Deliverables complies with Adobe's quality standards, Adobe may, in its sole discretion, waive the requirement for its retesting of the Peerless Deliverables. If requested by Adobe, Peerless shall supply Adobe with a declaration signed by an authorized representative of Peerless attesting to the accuracy of such test results supplied to Adobe hereunder.

                                   EXHIBIT I
                                   ---------

                               ADOBE DELIVERABLES
                          (POSTSCRIPT SUPPORT SOURCE)

The Adobe Deliverables for the initial or any subsequent Reference Port shall consist of: one (1) master copy of the Reference Port, Documentation, Adobe Screening Test Suite and the documentation of the Adobe Screening Test Suite, as described In the Reference Port appendix and one (1) master copy of the Reference Port in object code form suitable for execution on a Reference System including the appropriate controller and printer engine required to that the compiled object code version of the Reference Port executes as part of the Reference System in accordance with the warranty provisions set forth in Paragraph 7.1 ("Reference Port Warranties") of the Agreement.
- --------- ---

                                   EXHIBIT J
                                   ---------

                                MINIMUM TERMS OF
                         PEERLESS DEVELOPMENT AGREEMENT


Any Peerless Development Agreement shall contain the following provisions:

1. Peerless and the OEM Customer shall acknowledge and agree that Peerless has no right to grant a license to use of distribution rights to the Revised Object and that only Adobe has such right.

2. Peerless and the OEM Customer shall acknowledge and agree that Adobe shall not provide any warranty, proprietary rights indemnification, or support services to the OEM Customer regarding the Revised Object developed by Peerless and the Licensed System appendix shall note no such warranty, indemnification or support services from Adobe.

3. Peerless and the Customer shall acknowledge and agree that prior to any distribution of the Revised Object by the OEM Customer, Adobe must test and accept the Revised Object per the terms of the Agreement between Adobe and Peerless.

                                   EXHIBIT K
                                   ---------

            SECURE PROCEDURES FOR HANDLING ADOBE SUPPORT INFORMATION
                          (POSTSCRIPT SUPPORT SOURCE)


1. Authorized Employees. Peerless agrees that it will not (a) disclose all or
   --------------------
any portion of the Adobe Support Information to third parties, with the exception of authorized employees ("Authorized Employees") and authorized contractors ("Authorized Contractors") (subject to Peerless' having obtained authorization for use of such contractors in accordance with Paragraph 7 (Prior Approval of Contractors) below) (i)who require access thereto for a purpose authorized by this Agreement and (ii) who have signed the appropriate employee or contractor agreement substantially in the form attached as Exhibit C-1
                                                              -----------
(Employee Nondisclosure Agreement) or Exhibit C-2 (Contractor Agreement), as
                                      -----------
applicable and (iii) who sign a notice of confidentially in the form attached to Exhibit C-3 (Notice Regarding Confidentiality) prior to the initial access to
- -----------
Adobe Support Information.

2.  Adobe Support Information.
    -------------------------

a. Peerless shall ensure that all Adobe Support Information received from Adobe, and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Support Information before being made available to Authorized Employees and Authorized Contractors hereunder.

b. Peerless shall ensure that the same degree of care is used to prevent the unauthorized use. dissemination. or publication of the Adobe Support Information as Peerless uses to protect its own confidential information of a like nature, but in no event shall the safeguards for protecting such Adobe Support Information be less than a reasonably prudent business would exercise under similar circumstances. Peerless shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Support Information by the Authorized Employees and Authorized Contractors.

c. Authorized Employees and Authorized Contractors shall be instructed not to copy Adobe Support Information on their own, and not to dispose Adobe Support Information to anyone not authorized to receive it.

d. Adobe Support Information shall be handled, used, and stored solely at the Development Site.

3. Trade Secrets. The techniques, algorithms, and processes contained in the
   -------------
Adobe Software and Font Programs which have been developed, acquired, or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe and/or its suppliers, and will be used by Peerless only in accordance with the terms of this Agreement. Peerless will take all measures reasonably required to protect the proprietary rights of Adobe and its suppliers in the Adobe Support Information and will promptly notify Adobe of any lost or missing items and take all reasonable steps to recover such items.

4.  Marketing of Clone Products. If at any time during the term of this
    ---------------------------
Agreement Peerless chooses to market a product having page description capabilities that are substantially compatible with the PostScript Language ("Clone Product"), it may do so, provided however, that Adobe may in its sole discretion, and without liability to Peerless, terminate this Agreement effective sixty (60) days after notice of termination, except that this right of Adobe to terminate this Agreement shall not apply to the marketing of any Clone Product which Peerless has entered into agreement for the development or licensing of prior to the Effective Date. In the event of such termination, Peerless shall return all copies and portions of copies of Reference Port Support Source and all other Adobe Support Information and comply with all of its obligations upon termination of the Agreement as set forth in Paragraph 9 (Term and Cancellation) of the Agreement.

5. Clone Product Development. The terms of Paragraph 4 (Marketing of Clone
   -------------------------
Products) above do not preclude Peerless from developing a Clone Product; however, if Peerless engages in such Clone Product development during the term of this Agreement, it shall ensure that there is no sharing of design documents or schematics supplied by Adobe, the Reference Port Support Source or other information based upon or derived from the Reference Port Support Source, or other portions Of Adobe Support Information, or any facilities or personnel with access to any of the above, with such Clone Product development. Peerless shall ensure that all Authorized Employees and Authorized Contractors who have had previous access to Adobe Support Information will be precluded for a period of twelve (12) months after their latest access to such Adobe Support Information, including Reference Port Support Source, from being employed in any Clone Product Development. "Employment in any Clone Product development" shall be defined as having direct access to, or producing any specifications, documentation, or source code for, components of a Clone Product. Peerless shall further ensure that each such employee or contractor shall, concurrent with the commencement of work on such Clone Product development within Peerless, sign a written affirmation to Peerless on a form provided by Peerless which states that each such employee or contractor (a) has neither retained nor had access for a minimum period of twelve (12) months to any Adobe Support Information, and (b) will not utilize, or facilitate use of, any Adobe Support Information in such Clone Product development. This prohibition relating to Clone Product development shall apply equally to raster-output devices, to display or screen output devices, or to any other peripheral devices.

6. Obligations Survive Termination. The provisions of Paragraph 5 (Clone Product
   -------------------------------
Development) above shall survive the termination, cancellation or expiration of the Agreement.

7. Prior Approval of Contractors. Notwithstanding the provisions in this Exhibit
   -----------------------------
permitting Authorized Contractors to have access to Adobe Support Information, Peerless may not permit a contractor to come into contact with Adobe Support Information or engage in the development of Licensed System products hereunder unless Peerless has first obtained such authorization in writing from Adobe. Adobe, in its sole discretion, may withhold such approval in the event that a contractor (or contractor's employer) is engaged in Clone Product development, either for its own benefit or for the benefit of a third party, or if Adobe believes that the contractor may be engaged in similar product development, and Peerless cannot assure Adobe to its satisfaction that contractor, while engaged in supporting such development activities, will be able to refrain from commingling or sharing any portion of the Adobe Support Information with any such Clone Product development.

8. Proprietary Notices. In order to protect Adobe's copyright and other
   -------------------
ownership interests, Peerless agrees that as a condition of its rights hereunder, each copy of the Adobe Support Information, or any portion thereof or documentation therefor, shall contain a valid copyright notice and any other proprietary notices, including the copyright notices of Adobe's suppliers, which appear on or in the Adobe Support Information and documentation delivered to Peerless hereunder or as Adobe may require from time to time. Presence of a copyright notice does not constitute an acknowledgment of publication.

9. Font Programs. Peerless agrees to hold any unencrypted outline information
   -------------
relating to the Font Programs in confidence, disclosing such information only to Authorized Employees and Authorized Contractors having a need to use such information as permitted by this Agreement, and to take all reasonable precautions to prevent disclosure of such information to other parties.

10. Proprietary Rights Audit. During the term of the Agreement and for a period
    ------------------------
of eighteen (18) months thereafter, Adobe or its authorized representatives shall have access to such portion of Peerless' records and premises to allow Adobe to determine whether Peerless is substantially in compliance with this Exhibit K and Paragraph 4 ("Proprietary Rights; Confidentiality") of the
- ---------     -----------
Agreement in no event shall audits be made hereunder more frequently than once a year. Such access shall be (a) during Peerless' regular business hours, (b) arranged so that, to the extent possible, Peerless' regular business activities are minimally disrupted and (c) under the terms of a confidentiality agreement acceptable to Peerless and executed by the individual(s) conducting such audit. If such audit reveals that Peerless is not substantially in compliance with its obligations to protect Adobe's proprietary rights, Peerless shall pay the reasonable costs of such audit. Otherwise, Adobe shall pay the costs of such audit. Such payment will not preclude Adobe from exercising any right which It may have under the Agreement. Peerless shall promptly correct any deficiencies discovered in the course of the audit.

                                   EXHIBIT L
                                   ---------

                   ADDITIONAL SECURE PROCEDURES FOR HANDLING
                          ADOBE RESTRICTED INFORMATION
                          (POSTSCRIPT SUPPORT SOURCE)


1. Adobe Restricted Information means any portion of Adobe Support Information
   ----------------------------
that is designated as such in a Reference Port appendix or otherwise in writing by Adobe. The provisions of this Exhibit L shall apply to such Adobe Restricted
                                 ---------
Information in addition to the provisions of Exhibit K (Secure Procedures for
                                             ---------
Handling Adobe Support Information).

2.  Adobe Restricted Information.
    ----------------------------

a. Adobe will identify as such all Adobe Restricted Information when supplied to Peerless either by marking the Adobe Restricted Information that is provided to Peerless or by designating those portions of the Adobe Support Information which are Adobe Restricted Information in a Reference Port appendix or in some other written form. Once identified by Adobe as containing Adobe Restricted Information, any information based upon or derived from such Restricted Information, whether in oral or written form, shall be treated by Peerless as Adobe Restricted Information. Peerless shall ensure that all such Adobe Restricted Information received from Adobe, and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Restricted Information before being made available to Authorized Employees and Authorized Contractors hereunder.

b. Peerless agrees that it will not (i) reproduce any portion of any documentation, source code or hard copy printouts thereof included in Adobe Restricted Information, in any form or medium. without Adobe's prior written permission except as necessary for designing, developing, adapting, testing, and maintaining Revised Support Software and for archival storage: (ii) allow hard copy printouts of any portion of source code Included in Adobe Restricted Information to exist except within the secured area as described in Paragraph 5 (Secure Computer System) below; (iii) store or otherwise use source code included in Adobe Restricted Information except as provided in Paragraph 5 (Secure Computer System) below; (iv) use Adobe Restricted Information for any purpose not specifically authorized in this Agreement; or (v) handle, use, and store Adobe Restricted Information except at the Development Site and in accordance with the security procedures set forth below.

c. Peerless shall establish a set of procedures, as submitted to and approved by Adobe, or comply with the procedures in Paragraphs 3 (Peerless Log) through 6 (Development Site) of this Exhibit L, which shall govern the handling, use, and
                           ---------
storing of Adobe Restricted Information.

d. All copies of Adobe Restricted Information must be kept in a locked drawer, cabinet, or room at all times when not in use.

3. Peerless Log. Peerless shall maintain a log listing all Authorized Employees
   ------------
and Authorized Contractors who have had access to Adobe Restricted Information. Peerless agrees to comply with Adobe's requests, from time to time, to provide Adobe with copies of the list and updates thereto and of all such Confidentiality Agreements entered into by Peerless with its Authorized

Employees and Authorized Contractors and not previously provided to Adobe. Peerless guarantees the compliance of all such Authorized Employees and Authorized Contractors with their obligations under such Notices Regarding Confidentiality. Peerless agrees not to provide access to Adobe Restricted Information to any employee or contractor for the purpose of using such Adobe Restricted Information to develop any product other than Revised Adobe Software. Peerless shall advise all Authorized Employees and Authorized Contractors of their responsibilities under their confidentiality agreement, both at the time such person's access to Adobe Restricted Information commences and at the time such access ceases.

4. Access to Written Adobe Restricted Information. Access to any written Adobe
   ----------------------------------------------
Restricted Information shall be controlled through the following procedures:

b.  Secure Computer System Security Provisions.
    ------------------------------------------

(1) Access to Adobe Restricted Source which is installed on the Secure Computer System will be limited to (a) Peerless' Authorized Employees and Authorized Contractors. and (b) the SSA for the purposes of system maintenance and backups.

(2) All such individuals included above shall have signed a confidentiality agreement in the form attached as Exhibit C-3 (Notice Regarding
                                  -----------
Confidentiality).

(3) Access to the Secure Computer System will be controlled by password identification. Passwords will be issued and controlled by the SSA.

(4) Backups of Adobe Restricted Source will be administered by the SSA and will be securely archived within the controlled access site containing the Secure Computer System or at a site approved in writing by Adobe. All backup tapes containing Adobe Restricted Source shall be labeled "Peerless Confidential" and shall be subject to Peerless' maximum security measures. Network system maintenance shall be conducted under the supervision of the SSA by Authorized Employees and Authorized Contractors.

(5) Adobe Restricted Source which is delivered to Peerless will be transported to the Peerless SSA by one of the following methods: (a) on magnetic media by a mutually agreed upon carrier, or (b) transmitted by a phone line to a call-back modem inked to Peerless' Secure Computer System and located within Peerless' secured site. Such modem shall normally be disconnected and locked-away with access controlled by the SSA.

(6) Revised Object from Adobe Restricted Source will be made available for use at other Development Site(s) located outside of the secured area for the purpose of linking with other software related to development of a Licensed System. Transfer of such Revised Object from the secured area will occur through physical transport on magnetic media and will be managed by the SSA. All unneeded symbol tables. etc. will be removed from the Revised Object prior to transfer.

(7) Revised Object may be rendered into EPROMS outside of the Development Site when necessary and in accordance with the terms of the Adobe OEM License Agreement.

6.  Development Site.
    ----------------

If more than one Development Site is listed in Exhibit D (Development Site), Peerless will maintain a separate Secure Computer System at each such site which has access to Adobe Restricted Information. Each site will have its own SSA directly responsible to an officer of Peerless.

7. Competitive Product Development. An employee or contractor who has had access
   -------------------------------
to Adobe Restricted Information shall be subject to a twelve (12) month prohibition against employment in any Competitive Product development measured from the latest access to Adobe Support Information. A "Competitive Development" is defined as any product having page description capabilities which are not substantially compatible with the PostScript language or products having facilities for rendering outline fonts other than Adobe's Type 1 font technology. "Employment in any Competitive Product development" is defined as having direct access, to or producing any specifications, documentation or source code for, components of a Competitive Product.

                                   EXHIBIT M
                                   ---------

                                ROYALTY PAYMENTS
                          (POSTSCRIPT SUPPORT SOURCE)


1.  Royalties Payable to Peerless Adobe shall pay to Peerless. royalty equal to
    -----------------------------
    [*].

2.   Terms of Payment of Royalties.
     -----------------------------
(a) All royalties due hereunder shall be paid within thirty (30) days after the date royalties are received from the OEM Customer.

(b) To ensure compliance with the terms of this Agreement. Peerless shall have the right to have an inspection and audit of all the relevant accounting and sales books and records of Adobe conducted by an independent certified public accountant reasonably acceptable to both parties whose fee is paid by Peerless and shall be conducted during regular business hours and in such a manner as not to interfere with normal business activities. In no event shall audits be made hereunder more frequently than once a year. If such inspections should disclose any under reporting, the delinquent party shall promptly pay the other party such amount, together with interest thereon at the rate of 1-1/2% per month or the highest interest rate allowed by law, whichever is lower, from the date on which such amount became due, and shall pay the reasonable costs of such audit if the underreporting is greater than five percent (5%).

(c) All payments shall be in United States dollars. Payment to Peerless shall be made by wire transfer directly to:

Name of Bank:    [*]
Address:         [*]

Contact:
Account Number:  [*]
Routing Number:  [*]

[*]

                      [*Confidential Treatment Requested]

                                   EXHIBIT N
                                   ---------

               ADDITIONAL PROVISIONS REGARDING USE OF TRADEMARKS


1. Ownership and Use of Trademarks. Peerless agrees that it will use the
   -------------------------------
applicable Adobe Trademarks on all copies, advertisements, brochures, manuals and other appropriate uses made in the promotion of this Agreement Peerless acknowledges that Adobe and its suppliers retain exclusive ownership of all trademark and copyright rights to the Adobe Trademarks, logos, and product names.

2. Proper Use of Trademarks. When using the Adobe Trademarks, including
   ------------------------
logotypes, Peerless shall display the appropriate legend, for example: "Adobe and PostScript are trademarks of Adobe Systems Incorporated." Peerless shall also display the appropriate symbol(TM) or (C) adjacent to these trademarks. Use of the Adobe Trademarks will be in accordance with the most current version of Adobe's Trademark Manual. Peerless agrees not to use any other trademark or service mark in connection with any of the Adobe Trademarks without Adobe's prior written approval.

3. Quality Standards. Peerless agrees to maintain quality satisfactory to Adobe
   -----------------
in any products or services it supplies in connection with the Adobe Trademarks. Peerless agrees to cooperate with Adobe in facilitating Adobe's monitoring of the nature and quality of such products and services, and to supply Adobe with specimens of use of the Adobe Trademarks upon request.

4. Infringement Proceedings. Peerless agrees to notify Adobe of any unauthorized
   ------------------------
use of the Adobe Trademarks by others promptly as it comes to Peerless' attention. Adobe shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Adobe Trademarks.